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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Alan M. Bennett, William J. Casazza and L. Edward Shaw, Jr., and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 2000 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

Dated as of February 23, 2001.



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
/s/ William H. Donaldson                                        /s/ Gerald Greenwald
--------------------------------------------                    --------------------------------------------
William H. Donaldson                                            Gerald Greenwald
Chairman and Director                                           Director

/s/ John W. Rowe, M.D.                                          /s/ Ellen M. Hancock
--------------------------------------------                    --------------------------------------------
John W. Rowe, M.D.                                              Ellen M. Hancock
President, Chief Executive Officer                              Director
and Director
(Principal Executive Officer)

/s/ Betsy Z. Cohen                                              /s/ Michael H. Jordan
--------------------------------------------                    --------------------------------------------
Betsy Z. Cohen                                                  Michael H. Jordan
Director                                                        Director

/s/ Barbara Hackman Franklin                                    /s/ Jack D. Kuehler
--------------------------------------------                    --------------------------------------------
Barbara Hackman Franklin                                        Jack D. Kuehler
Director                                                        Director

/s/ Jeffrey E. Garten                                           /s/ Judith Rodin
--------------------------------------------                    --------------------------------------------
Jeffrey E. Garten                                               Judith Rodin
Director                                                        Director

                                                                /s/ Alan J. Weber
--------------------------------------------                    --------------------------------------------
Jerome S. Goodman                                               Alan J. Weber
Director                                                        Vice Chairman for Strategy and Finance
                                                                (Principal Financial Officer)


--------------------------------------------
Earl G. Graves
Director
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